UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28875 Cabot Drive Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 348-9735

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	THRM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2026, Gentherm Incorporated, a Michigan corporation (“Gentherm”), entered into definitive agreements with Modine Manufacturing Co., a Wisconsin corporation (“Modine”), Platinum SpinCo Inc., a Delaware corporation and wholly owned subsidiary of Modine (“SpinCo”), and Platinum Gold Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Gentherm (“Merger Sub”), with respect to a Reverse Morris Trust transaction, and pursuant to which, subject to the terms and conditions of such definitive agreements, (i) Modine will transfer (or cause to be transferred) and SpinCo will accept and assume (or cause to be accepted and assumed) all of the rights, titles and interests to and under certain assets and liabilities relating to Modine’s Performance Technologies business (the “SpinCo Business”) (such reorganization of the SpinCo Business, the “Reorganization”), (ii) Modine will distribute to its shareholders all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) held by Modine by way of a pro rata distribution (the “Spin-Off” and the disposition by Modine of 100% of the SpinCo Common Stock by way of the Spin-Off, the “Distribution”) and (iii) following the Distribution, Merger Sub will be merged with and into SpinCo, with SpinCo as the surviving entity (the “Merger”) and all SpinCo Common Stock will be converted into the right to receive shares of common stock, no par value per share, of Gentherm (“Gentherm Common Stock”), as calculated and subject to adjustment as set forth in the Merger Agreement (as defined below) (collectively, the “Proposed Transaction”). Following the consummation of the Merger, (i) SpinCo will be a wholly-owned subsidiary of Gentherm, and (ii) the shareholders of Gentherm immediately prior to the Merger will own approximately 60.0% and former SpinCo shareholders prior to the Distribution will own approximately 40.0% of the outstanding shares of Gentherm Common Stock on a fully diluted basis and disregarding any shareholder overlap. The transaction has been unanimously approved by the Boards of Directors of both Modine and Gentherm.

The definitive agreements entered into in connection with the transaction include (i) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 29, 2026, by and among Modine, Gentherm, SpinCo and Merger Sub, and (ii) a Separation Agreement (the “Separation Agreement”), dated as of January 29, 2026, by and among Modine, Gentherm and SpinCo. Modine, Gentherm and SpinCo will also enter into additional agreements, including, among others:

•

a Tax Matters Agreement, which will govern, among other things, Modine’s, Gentherm’s and SpinCo’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters;

•	an Employee Matters Agreement, which will govern, among other things, Modine’s, Gentherm’s and SpinCo’s obligations with respect to current and former employees of Modine and of the SpinCo Business;

•

an Intellectual Property Matters Agreement, solely between Modine and SpinCo, which will allocate rights and interests in certain intellectual property rights relating to the SpinCo Business and Modine;

•	a Transition Services Agreement, which will govern, among other things, the parties’ respective rights and obligations with respect to the provision of certain transition services;

•	a Technical Services Agreement, which will govern, among other things, the parties’ respective rights and obligations with respect to certain test equipment and use of Modine’s technical center;

•	a Trademark Matters Agreement, which will govern, among other things, the Modine’s and SpinCo’s respective rights and obligations with respect to certain trademarks registered by Modine; and

•	a Lease Agreement, pursuant to which certain property in Racine, Wisconsin transferred to SpinCo in the Reorganization will be leased back to Modine.

The Separation Agreement

Separation. The Separation Agreement sets forth the terms and conditions regarding the separation of the SpinCo Business from Modine. The Separation Agreement identifies and provides for the transfer of certain assets by Modine to SpinCo, the transfer of certain assets by SpinCo to Modine, the assumption of certain liabilities by SpinCo from Modine and the assumption of certain liabilities by Modine from SpinCo. The Separation Agreement also governs the rights and obligations of Modine and SpinCo regarding the distribution by Modine of SpinCo Common Stock to Modine’s shareholders. Pursuant to the Separation Agreement, the Distribution will be effected by means of a pro rata distribution of SpinCo Common Stock to Modine’s shareholders without consideration.

Distribution. Prior to, and as a condition of, the Distribution, SpinCo will make a cash payment to Modine equal to $210 million (the “SpinCo Cash Distribution”), subject to adjustment for cash, working capital and indebtedness of SpinCo and subject to decrease if additional shares of Gentherm Common Stock will be issued to the SpinCo shareholders to meet the Threshold Percentage (as described below).

Certain Other Matters. The Separation Agreement also sets forth other agreements between Modine and SpinCo related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain working capital adjustments and third-party consents. The Separation Agreement governs certain aspects of the relationship between Modine and SpinCo after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to the SpinCo Business and Modine’s business, respectively.

Conditions. Consummation of the Distribution is subject to various conditions, including the satisfaction or waiver of all conditions under the Merger Agreement (which includes the completion of the SpinCo Cash Distribution and other conditions described below).

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement

Structure. Under the terms of the Merger Agreement, immediately following the Distribution, SpinCo and Merger Sub will combine through the following series of transactions (subject to the terms and conditions of the Merger Agreement):

•	Merger Sub will merge with and into SpinCo, with SpinCo surviving the Merger and becoming a wholly-owned subsidiary of Gentherm;

•

In the Merger, holders of SpinCo Common Stock will be entitled to receive for each share of SpinCo Common Stock a number of shares of newly issued Gentherm Common Stock determined pursuant to the exchange ratio specified in the Merger Agreement (the “Exchange Ratio”);

•

Prior to the adjustments described in the following paragraph and disregarding any shareholder overlap, the Exchange Ratio is designed to result in the outstanding Gold Common Stock on a fully diluted basis, immediately following the Merger, being owned approximately 40.0% by former SpinCo shareholders (the “SpinCo Percentage”) and approximately 60.0% by the shareholders of Gentherm immediately prior to the Merger (the “Gentherm Percentage”);

•

However, in order to preserve the tax-free nature of the Spin-Off, the Merger Agreement generally provides that the Exchange Ratio will be adjusted and increased if necessary to ensure that, immediately following the closing of the Merger, former SpinCo shareholders (including the Overlap Shareholders, as defined in the Merger Agreement) own, for tax purposes, at least 50.5% (the “Threshold Percentage”) of the outstanding shares of Gentherm Common Stock on a fully diluted basis. In the event that the exchange ratio is adjusted upwards, the SpinCo Cash Distribution will be decreased to account for the value of the additional shares issued to the former SpinCo shareholders up to a certain cap and Gentherm could issue a pre-closing cash dividend to its shareholders (any such dividend, a “Gentherm Special Dividend”) (each as required pursuant to the Merger Agreement).

Each step of the Merger is intended to be completed substantially concurrently, in the order indicated.

Financing. On January 29, 2026, Gentherm, SpinCo and a financial institution executed a 364-day bridge loan facility commitment letter, pursuant to which such financial institution has committed to provide (i) debt financing to SpinCo (the “SpinCo Bridge Facility”) to fund the SpinCo Cash Distribution and the Gentherm Special Dividend, if any, and to pay fees and expenses related to the transactions contemplated by the Merger Agreement and the Separation Agreement and (ii) to Gentherm a backstop of its existing credit agreement, in each case on the terms and conditions set forth therein. The SpinCo Bridge Facility is expected to be replaced with permanent financing (the “Permanent Financing”), which may include secured or unsecured notes or term loans (including in the form of a delayed draw term loan facility). If the Proposed Transaction is consummated, any indebtedness incurred by SpinCo under the SpinCo Bridge Facility or the Permanent Financing will become indebtedness of a wholly-owned subsidiary of Gentherm.

Post-Closing Governance. The Merger Agreement provides that, in connection with and effective as of the effective time of the Merger, the Gentherm Board of Directors will consist of eleven members, including two individuals selected prior to the closing of the Merger by Modine after consultation in good faith with Gentherm and who meet Nasdaq’s independent director requirements, and the nine directors on the Gentherm board immediately prior to closing.

Closing Conditions. Consummation of the Merger is subject to various conditions under the Merger Agreement including, among others: (i) the accuracy of representations and warranties and compliance with covenants, subject to certain customary exceptions; (ii) the approval by Gentherm shareholders of the issuance of shares of Gentherm Common Stock pursuant to the Merger, among other things; (iii) the effectiveness of registration statements to be filed by Gentherm and SpinCo with the Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction; (iv) the absence of any law restraining, enjoining, or otherwise prohibiting the consummation of the Reorganization, the Distribution or the Merger; (v) the consummation of the Reorganization, the Distribution and related transactions; (vi) the occurrence of the SpinCo Cash Distribution; (vii) the receipt of a private letter ruling from the Internal Revenue Service regarding certain matters germane to the U.S. federal income tax consequences of the transactions; (viii) the receipt of certain opinions of counsel as to tax matters pertaining to the Proposed Transaction; (ix) the receipt of certain U.S. and international regulatory approvals; and (x) the approval of the Nasdaq Stock Market (“Nasdaq”) of the listing on Nasdaq of the newly issued shares of Gentherm Common Stock in the Merger.

Representations, Warranties and Covenants. Gentherm and Modine (on behalf of itself and SpinCo) make certain customary and mutual representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Modine not to take certain actions prior to the closing of the Proposed Transaction with respect to its business and the SpinCo Business without the prior approval of Gentherm. In addition, Gentherm also agreed not to take certain actions with respect to its business prior to the closing of the Merger without the approval of Modine. Gentherm and Modine have also agreed in the Merger Agreement to covenants to not solicit competing transactions.

Termination. The Merger Agreement contains specified termination rights for Gentherm and Modine, including in the event that the Merger has not been consummated on or prior to March 31, 2027 (subject to a three-month extension in connection with outstanding regulatory approvals). Additionally, the Merger Agreement requires Gentherm to pay Modine a termination fee of $45 million if the Merger Agreement is terminated under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about Gentherm, Modine, SpinCo, Merger Sub and their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Gentherm and Modine and their respective subsidiaries that the respective companies include in reports and statements they file with the SEC.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the Proposed Transaction among Gentherm, Modine and SpinCo, the parties intend to file relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 to be filed by Gentherm (the “Form S-4”) that will include a preliminary proxy statement/prospectus of Gentherm and a definitive proxy statement/prospectus of Gentherm, the latter of which will be mailed to shareholders of Gentherm, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and will serve as an information statement/prospectus in connection with the spin-off of SpinCo from Modine. INVESTORS AND SECURITY HOLDERS OF GENTHERM AND MODINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GENTHERM, MODINE, SPINCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (when available) and other documents filed with the SEC by Gentherm, Modine or SpinCo through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Gentherm will be available free of charge on Gentherm’s website at ir.Gentherm.com under the tab “Financial Info” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Modine and SpinCo will be available free of charge on Modine’s website at investors.Modine.com under the tab “Financials” and under the heading “SEC Filings.”

Participants in the Solicitation

Gentherm and Modine and their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Gentherm’s shareholders in connection with the Proposed Transaction. Information about the directors and executive officers of Gentherm is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 19, 2025, and its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 27, 2025. To the extent holdings of Gentherm’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Gentherm and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction. Information about the directors and executive officers of Modine is set forth in its Annual Report on Form 10-K for the year ended March 31, 2025, which was filed with the SEC on May 21, 2025, and its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on July 9, 2025. To the extent holdings of Modine’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Gentherm’s website and Modine’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Proposed Transaction among Gentherm, Modine and SpinCo. These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the Proposed Transaction, the ability of the parties to complete the Proposed Transaction, the expected benefits of the Proposed Transaction, including future financial and operating results, anticipated strategic benefits of the Proposed Transaction, the amount and timing of synergies from the Proposed Transaction, the tax consequences of the Proposed Transaction, the terms and scope of the expected financing in connection with the Proposed Transaction, the aggregate amount of indebtedness of the combined company following the closing of the Proposed Transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Gentherm’s and Modine’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s and Modine’s control. None of Gentherm, Modine, SpinCo or any of their respective directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Gentherm, Modine or the combined business. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s and Modine’s businesses and the ability to successfully complete the Proposed Transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of Gentherm may not be obtained; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Gentherm, Modine and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Gentherm and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) the risk that shareholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the Proposed Transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Modine; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the Proposed Transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Gentherm’s and Modine’s reports filed with the SEC, including Gentherm’s and Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Proposed Transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Gentherm, Modine or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 2.1*	Separation Agreement, dated as of January 29, 2026, by and among Gentherm Incorporated, Modine Manufacturing Co. and Platinum SpinCo Inc.

Exhibit 2.2*	Agreement and Plan of Merger, dated as of January 29, 2026, by and among Gentherm Incorporated, Modine Manufacturing Co., Platinum Gold Merger Sub Inc. and Platinum SpinCo Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Gentherm agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gentherm Incorporated

	By:	/s/ Wayne Kauffman
Wayne Kauffman
Senior Vice President, General Counsel and Secretary

Date: January 29, 2026